Significant Accounting Policies (Policies)	6 Months Ended
Jun. 30, 2023
Accounting Policies [Abstract]
Stock Compensation

(a) Stock Compensation: The Company has a stock based incentive plan that covers directors and officers of the Company and its affiliates and its consultants and service providers. Awards granted are valued at fair value and compensation cost is recognized on a straight-line basis, net of estimated forfeitures, over the requisite service period of each award. The fair value of restricted stock awarded at the grant date is equal to the closing stock price on that date and is amortized over the applicable vesting period using the straight-line method.